UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2020
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 2400, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CAI	New York Stock Exchange
8.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	CAI-PA	New York Stock Exchange
8.50% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	CAI-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on June 15, 2020 and July 29, 2020, in connection with his appointment as Executive Vice President, and Interim President and Chief Executive Officer of CAI International, Inc. (the “Company”), the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) amended the compensation and employment terms for Mr. Page.  On November 2, 2020, the Board approved, and the Company and Mr. Page entered into, an amended and restated employment agreement (the “Employment Agreement”) to memorialize the previously approved terms.  No other material changes were made to the employment terms for Mr. Page.  The foregoing summary of the Employment Agreement does not purport to be complete, and is subject to and is qualified in its entirety by the terms of the Employment Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference

On November 2, 2020, in recognition of his strong contributions to the Company, the Board approved an incremental retention bonus to Mr. Page of up to $40,000 per quarter, beginning with quarter ended September 30, 2020.  Mr. Page was awarded the full amount for the quarter ended September 30, 2020, with future incremental retention bonus amounts to be determined by the Compensation Committee on a quarterly basis.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, effective June 12, 2020, between CAI International, Inc. and Timothy B. Page.

104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: November 6, 2020	By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Executive Vice President, and Interim President and Chief Executive Officer